Fees Summary	Jul. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 2,209.60
Total Transaction Valuation	16,000,000.00
Total Offset Amount	0.00
Net Fee	$ 2,209.60